SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2005


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                         333-125422                         20-0842986
-------------------------------       ------------------------         ---------------------------
 (State or Other Jurisdiction               (Commission                     (I.R.S. Employer
      of Incorporation)                    File Number)                   Identification No.)


        383 Madison Avenue                                                       10179
        New York, New York
-------------------------------                                        ---------------------------
    (Address of Principal                                                      (Zip Code)
      Executive Offices)

     Registrant's telephone number, including area code, is (212) 272-2000.

Item 8.01.  Other Events.

      On or about October 18, 2005, the Registrant will cause the issuance and sale of approximately $379,317,338 initial principal amount of Bear Stearns Asset Backed Securities Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2005, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

      In connection with the sale of the Series 2005-SD4 Class I-A-1, Class I-A-2, Class I-X, Class I-PO, Class I-B-1, Class I-B-2, Class I-B-3, Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-M-3, and Class II-M-4 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain structural terms sheets, collateral terms sheets and/or computational materials (collectively, the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-125422, which Computational Materials are being filed as exhibits to this report.

      The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

      The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

      In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

            (a) Financial Statements.

                Not applicable.

            (b) Pro Forma Financial Information.

                Not applicable.

            (c) Exhibits

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

   99.1 Computational Materials -- Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of Bear Stearns Asset Backed Securities I Trust 2005-SD4, Mortgage Pass-Through Certificates, Series 2005-SD4.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                              BEAR STEARNS ASSET BACKED SECURITIES I LLC


                              By: /s/ Baron Silverstein
                                 -------------------------------
                                 Name:   Baron Silverstein
                                 Title:  Vice President
                                 Dated:  October 18, 2005

                                  EXHIBIT INDEX

                                                                  Sequentially
Exhibit Number                     Description                    Numbered Page
--------------                     -----------------------        -------------
   99.1                            Computational Materials             5

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------


NEW ISSUE COMPUTATIONAL MATERIALS



$210,085,603 (approximate +/-10%)

MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-SD4, GROUP I


BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of September 1, 2005.


OCTOBER 17, 2005


                                      BEAR
                                    STEARNS

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------

              CERTIFICATE INFORMATION TO 10% OPTIONAL CLEAN-UP CALL

            CERTIFICATE           RATINGS               CE            PASS-THROUGH        WINDOW      WAL      CERTIFICATE
                                  -------
  CLASS       SIZE (2)           S&P/FITCH          LEVELS (3)            RATE            (MOS)      (YRS)         TYPE
  I-A-1      $111,008,000         AAA/AAA             10.00%            6.00 (5)           1-73      2.050        Senior
  I-A-2       $68,327,000         AAA/AAA             10.00%            6.25 (5)           1-73      2.064        Senior
   I-X                (4)         AAA/AAA             10.00%              (6)              1-73      2.452       Senior/
                                                                                                              Interest Only
  I-PO         $9,742,338         AAA/AAA             10.00%            0.00%(7)           1-73      2.431       Senior/
                                                                                                              Principal Only
   B1          $9,454,000          AA/AA              5.50%             WAC (8)            1-73      5.733      Subordinate
   B2          $3,676,000           A/A               3.75%             WAC (8)            1-73      5.733      Subordinate
   B3          $2,101,000         BBB/BBB             2.75%             WAC (8)            1-73      5.733      Subordinate
 B4 (1)        $1,996,000          BB/BB              1.80%             WAC (8)            1-73      5.733     Subordinate
 B5 (1)        $1,155,000           B/B               1.25%             WAC (8)            1-73      5.733     Subordinate
 B6 (1)        $2,626,264          NR/NR               ----             WAC (8)            1-73      5.733      Subordinate

    NOTES:       - Prepayment Pricing Speed Assumption is 20% CPR
                 - Certificates will be priced to a 10% clean-up call

(1)     Privately offered certificates.
(2) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination.
(3) Credit enhancement for the Certificates will be provided in the form of subordination only. (4) The Class I-X Certificates will not have a Certificate Principal Balance and will not be entitled to distributions of principal. The Class I-X Certificates will accrue interest at the pass-through rate on their notional amount. The initial notional amount of the Class I-X Certificates will be $75,522,110.
(5)     Subject to the available funds cap.
(6)     The pass-through rate for the Class I-X Certificates will be equal to
        (i) the excess of (a) the weighted average of the net mortgage rates of the mortgage loans with a net mortgage rate equal to or greater than 6.25% over (b) 6.25%. The pass-through rate for the initial interest accrual period is approximately 1.182% per annum.
(7) The Class I-PO Certificates are principal only certificates and will not bear interest. (8) A rate equal to the weighted average net rate on the mortgage loans. The pass-through rate for the initial interest accrual period is approximately 6.095% per annum.

THE COLLATERAL
    - Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

    - The mortgage loans are serviced by EMC Mortgage Corp (approximately 42.60%), Wells Fargo Home Mortgage, Inc. (approximately 57.31%) and HomeEq (approximately .09%).

    - As of the Cut-Off Date, no more than approximately 10% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

    - As of the Cut-Off Date, no more than 15% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

    - The mortgage loans were originated by approximately 30 originators with approximately 59.21% originated by Wells Fargo, 13.07% originated by Royal Bank of Canada, 6.22% originated by SunTrust, 5.33% originated by Greenpoint Mortgage and 5.01% originated by Meritage Mortgage. No other originator contributed more than 5%.

    - The mortgage loans purchased by Wells Fargo are generally seasoned loans (74.33%), loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance (21.44%), or loans with a delinquency history (4.23%).

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------

    - The mortgage loans purchased from Royal Bank of Canada are generally seasoned loans (45.56%), loans that fall outside of their standard origination guidelines (35.47%), or loans with a delinquency history (18.97%).

    - The mortgage loans originated by SunTrust Mortgage, Inc. are generally seasoned loans (56.64%) or loans that did not meet investor guidelines (approximately 43.37%).

    - The mortgage loans originated by Greenpoint Mortgage Funding Inc. are generally loans with a delinquency history (49.47%), loans that fall outside of their standard origination guidelines (45.35%), or seasoned loans (5.18%).

    - The mortgage loans originated by Meritage Mortgage are generally loans with a delinquency history (25.73%), loans that fall outside of their standard origination guidelines (35.07%), or seasoned loans (39.20%).

    - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.


                           PRINCIPAL        % OF        GROSS                  WAM        AGE       OTERM     CURRENT
       LOAN TYPE          BALANCE ($)       POOL         WAC      NET WAC    (MOS.)     (MOS.)     (MOS.)       LTV        FICO
    Fixed/1st Lien        $208,966,791     99.47%      6.301%     5.933%       331        13         344       79.75%       675
Fixed Balloon/1st Lien     $1,118,812       0.53%      7.956%     7.446%       143        37         180       79.13%       636
        TOTAL:            $210,085,603     100.00%     6.310%     5.941%       330        14         344       79.75%       675

       ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING INFORMATION AS OF SEPTEMBER 1, 005 AND MAY DIFFER +/-10% FROM THE FINAL CHARACTERISTICS OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE.

SUMMARY OF TERMS


DEPOSITOR:                         Bear Stearns Asset Backed Securities I LLC

MORTGAGE LOAN SELLER:              EMC Mortgage Corporation

MASTER SERVICER:                   Wells Fargo Bank, N.A.

SERVICERS:                         Wells Fargo Home Mortgage, Inc.
                                   (approximately 57.31%), EMC Mortgage Corp
                                   (approximately 42.60%), HomeEq
                                   (approximately .09%)

SOLE MANAGER:                      Bear, Stearns & Co. Inc.

TRUSTEE:                           JPMorgan Chase Bank

RATING AGENCIES:                   Standard & Poor's Ratings Group & Fitch
                                   Ratings.

CUT-OFF DATE:                      September 1, 2005

SETTLEMENT DATE:                   On or about October 20, 2005

DISTRIBUTION DATE:                 25th day of each month (or the next business
                                   day), commencing October 2005

OPTIONAL CALL:                     10% clean-up call

REMITTANCE TYPE:                   Scheduled/Scheduled

REGISTRATION:                      The Certificates will be issued in book-entry
                                   form through DTC.

DENOMINATIONS:                     The Certificates are issuable in minimum
                                   denominations of an original amount of
                                   $25,000 and multiples of $1,000 in excess thereof.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------

FEDERAL TAX ASPECTS:               REMIC (one or more)

ERISA CONSIDERATIONS: The Class A Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA ELIGIBILITY: None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I ADVANCES:                      Each servicer will be obligated to advance,
                                   or cause to be advanced, cash advanceswith respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans.
                                   These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The
                                   Master Servicer will be obligated to
                                   back-stop each servicer's obligation.


INTEREST PAYMENTS:                 On each Distribution Date holders
                                   of the Certificates will be entitled to
                                   receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

                                   The interest accrual period on the
                                   Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (49 days).

                                   Interest bearing senior certificates: Class
                                   I-A-1, Class I-A-2 and Class I-X
                                   Certificates.

WA NET RATE:                       With respect to any Distribution Date, the
                                   per annum rate equal to the weighted average of the Net Rates on the mortgage loans as of the end of the related Due Period, weighted on the basis of the Scheduled Principal
                                   Balances thereof as of the end of the related
                                   Due Period.

COMPENSATING INTEREST:             Each Servicer will be required to
                                   cover interest shortfalls as a result of full prepayments to the extent of its aggregate servicing fee. The Master Servicer will be obligated to back-stop each servicer's obligation.

PRINCIPAL PAYMENTS:                Initially the Class B Certificates
                                   will be entitled to receive scheduled
                                   principal only. The Class B Certificates will also be entitled to principal prepayments after the Stepdown Date or to the extent a Trigger Event is not in effect, unless the principal balance of the Class A Certificates is equal to zero.

                                   After the Stepdown Date, so long as a Trigger Event is not in effect, principal (including prepayments) will be paid to the Class A, Class PO and Class B Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:                Credit Enhancement for the Certificates will
                                   be provided by a senior/subordinate
                                   shifting interest structure.
                                   Subordination will be initially, [10.00]% for the Class A Certificates, [5.50]% for the
                                   Class B-1 Certificates, [3.75]% for the Class
                                   B-2 Certificates, [2.75]% for the Class B-3
                                   Certificates, [1.80]% for the Class B-4

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------

                                   Certificates, and [1.25]% for the Class B-5
                                   Certificates.

AVAILABLE FUNDS:                   For any Distribution Date, an amount which
                                   generally includes, (1) all payments on
                                   account of principal (including the
                                   principal portion of monthly payments,
                                   principal prepayments and the principal
                                   amount of net liquidation proceeds and
                                   subsequent recoveries) received during the related due period or prepayment period and all payments on account of interest received during the related due period, (2) any monthly advances and Compensating Interest payments made by the Master Servicer or the Servicers for such Distribution Date and (3) any amounts reimbursed by the Master
                                   Servicer in connection with losses on
                                   certain eligible investments, net of fees payable to, and amounts reimbursable to, the Master Servicer, the Servicers, the
                                   Securities Administrator, the Trustee and the Custodian and investment earnings on amounts on deposit in the distribution account.

PRIORITY OF PAYMENTS:              AVAILABLE FUNDS:

                                    1.   Payment of accrued interest to the
                                         interest bearing senior
                                         certificates, pro-rata, at their
                                         respective Pass Through Rate;

                                    2.   Payment of accrued interest
                                         remaining unpaid from previous
                                         distribution dates to the interest
                                         bearing senior certificates,
                                         pro-rata, at their respective Pass
                                         Through Rate;

                                    3.   Payment of principal pro-rata to
                                         (i) Class I-PO Certificates the
                                         I-PO Principal Distribution Amount
                                         and (ii) sequentially to Class
                                         I-A-1 and Class I-A-2 in an amount
                                         equal to the related Senior Optimal
                                         Principal Amount;

                                    4.   To the Class I-PO Certificates, the
                                         Class I-PO Deferred Amount;

                                    5.   Payment of interest and principal
                                         sequentially to the Class B1, Class
                                         B2, Class B3, Class B4, Class B5
                                         and Class B6 Certificates, in that
                                         order, the following amounts (a)
                                         interest at each class' respective
                                         Pass Through Rate, and (b) such
                                         class' Allocable Share of the
                                         Subordinate Optimal Principal
                                         Distribution Amount;

SENIOR OPTIMAL PRINCIPAL AMOUNT:   An amount generally equal to the product of
                                   (i) the Non-PO Percentage and (ii) the sum of (1) the principal portion of scheduled payments on the related Mortgage Loans, (2) the Senior Prepayment Percentage of prepayments and net liquidation proceeds in respect of the Mortgage Loans and (3) the Senior Prepayment Percentage of amounts received in respect of repurchased or substituted Mortgage Loans.

CLASS I-PO PRINCIPAL DISTRIBUTION
AMOUNT:                            An amount generally equal to the product of
                                   (i) the PO Percentage and (ii) the sum of
                                   (1) the principal portion of scheduled
                                   payments on the related Mortgage Loans, (2) the Senior Prepayment Percentage of prepayments and net liquidation proceeds in respect of the Mortgage Loans and (3) the Senior Prepayment Percentage of amounts received in respect of repurchased or substituted Mortgage Loans.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------

PO PERCENTAGE:                     (a) with respect to each mortgage loan that
                                   is a Discount Mortgage Loan, 6.00% minus such loan's net mortgage rate, divided by 6.00%, and (b) with respect to each mortgage loan that is not a Discount Mortgage Loan, 0%.

NON-PO PERCENTAGE:                 (a) with respect to each mortgage loan that
                                   is a Discount Mortgage Loan, such loan's net mortgage rate divided by 6.00%, and (b) with respect to each mortgage loan that is not a Discount Mortgage Loan, 100%.

DISCOUNT MORTGAGE LOAN:            Any mortgage loan with a net mortgage rate
                                   less than 6.00%

CLASS I-PO DEFERRED AMOUNT:        As long as the subordinate certificates
                                   remain outstanding, the amount of Realized
                                   Losses in respect of Discount Mortgage Loans allocated to the Class I-PO Certificates, as described under "Allocation of Losses."

SHIFTING INTEREST:                 The Senior Certificates will be entitled to
                                   receive 100% of the prepayments collected on the mortgage loans until October 2010. The senior prepayment percentage can be reduced to Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the aggregate Certificate Principal Balance of the Subordinates does not exceed 50% and
                                   (ii) cumulative realized losses on the
                                   mortgage does not exceed 30%, 35%, 40%, 45% or 50% for each test date.

ALLOCATION OF LOSSES:              On each distribution date, the applicable
                                   Non-PO Percentage of any Realized Loss on the mortgage loans will be allocated first to the subordinate certificates, in the reverse order of their payment priority, in each case until the certificate principal balance of the respective class of certificates has been reduced to zero, and then to the senior certificates (other than the Class I-X Certificates and the Class
                                   I-PO Certificates, if applicable), pro-rata, based upon their respective certificate principal balances.

                                   On each distribution date, the PO Percentage of any Realized Loss on a Discount Mortgage Loan will be allocated to the Class I-PO Certificates until the certificate principal balance thereof is reduced to zero. The amount of any Realized Loss allocated to the Class I-PO Certificates will be treated as a Class I-PO Deferred Amount and will be reimbursed, to the extent funds are available, from payments of principal that would otherwise be payable to the subordinated certificates. The certificate principal balance of the subordinated certificates then outstanding with the lowest payment priority will be reduced by the amount of any payments to the Class I-PO Certificates in respect of Class I-PO Deferred Amounts.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
            SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS
                              OF SEPTEMBER 1, 2005.
--------------------------------------------------------------------------------

---------------------------------------------------------------
LOAN CHARACTERISTIC                                 FIXED POOL
-------------------                                 ----------
 Expected Pool Balance                            $210,085,603
 Average Balance                                      $135,452
 % Conforming Balances                                  83.51%
 WA Gross WAC                                           6.310%
 Range of Gross WAC                           3.875% - 10.990%
 WA Net WAC (%)                                         5.941%
 WAM (mos)                                                 330
 WA Age (mos)                                               14
 WA Orig. Term (mos)                                       344
 Fixed Rate Balloon                                      0.53%
 Fixed Rate Fully Amortizing                            99.47%
 First Lien / Second Lien                     100.00% /  0.00%
---------------------------------------------------------------
CURRENT BALANCE
---------------
$0 - $49,999                                             2.23%
$50,000 - $99,999                                       21.16%
$100,000 - $149,999                                     24.89%
$150,000 - $199,999                                     16.60%
$200,000 - $249,999                                      7.99%
$250,000 - $299,999                                      6.29%
$300,000 - $349,999                                      3.54%
$350,000 - $399,999                                      3.42%
$400,000 - $449,999                                      3.86%
$450,000 - $499,999                                      2.04%
$500,000 - $549,999                                      1.76%
$550,000 - $599,999                                      1.37%
$600,000 - $649,999                                      0.59%
$650,000 - $699,999                                      0.96%
$700,000 - $749,999                                      1.39%
$850,000.- $949,999                                      0.45%
$950,000 - $999,999                                      0.93%
$1,000,000 - $1,499,999                                  0.53%
---------------------------------------------------------------
INTEREST RATE
-------------
Up to 5.999%                                            27.09%
6.000% - 6.999%                                         60.43%
7.000% - 7.999%                                          9.55%
8.000% - 8.999%                                          2.38%
9.000% - 9.999%                                          0.53%
10.000% and above                                        0.02%
--------------------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
            SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS
                              OF SEPTEMBER 1, 2005.
--------------------------------------------------------------------------------

---------------------------------------------------
LOAN CHARACTERISTIC                      FIXED POOL
AGE (MONTHS)
------------
0 - 12                                       65.88%
13 - 24                                      17.02%
25 - 36                                      12.22%
37 - 48                                       1.92%
49 - 60                                       0.85%
61 - 72                                       0.49%
73 - 84                                       0.53%
85 - 96                                       0.62%
97 and Greater                                0.46%
---------------------------------------------------
ORIGINAL TERM
-------------
1-15 Years                                    8.34%
16-30 Years                                  91.42%
30+ Years                                     0.24%
---------------------------------------------------
CREDIT SCORE
------------
Weighted Average                                675
Not Available                                 2.56%
Up to 549                                    12.95%
550 to 599                                    6.28%
600 to 649                                   11.15%
650 to 699                                   21.75%
700 to 749                                   23.71%
750 to 799                                   19.61%
800 and above                                 1.99%
---------------------------------------------------
 CURRENT LTV
 -----------
 Weighted Average                            79.75%
 % LTV's > 80%                               43.17%
 % of LTV's > 80% with MI
Insurance                                    27.96%
---------------------------------------------------
ORIGINAL LTV
------------
Weighted Average                             80.74%
0.00% - 10.00%                                0.06%
10.01% - 20.00%                               0.04%
20.01% - 30.00%                               0.34%
30.01% - 40.00%                               1.75%
40.01% - 50.00%                               2.14%
50.01% - 60.00%                               4.95%
60.01% - 70.00%                               9.15%
70.01% - 80.00%                              38.43%
80.01% - 90.00%                              16.67%
90.01% - 100.00%                             24.06%
100.01% and above                             2.40%
---------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
            SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS
                              OF SEPTEMBER 1, 2005.
--------------------------------------------------------------------------------

------------------------------------------------------------------
LOAN CHARACTERISTIC                                     FIXED POOL
OCCUPANCY STATUS
----------------
 Investor Property                                          13.75%
 Owner Occupied                                             82.66%
 Second Home                                                 3.59%
------------------------------------------------------------------
LOAN PURPOSE
------------
 Cash-Out Refi                                              33.36%
 Purchase                                                   46.28%
 Rate/Term Refi                                             20.36%
------------------------------------------------------------------
INSURANCE
---------
 Conventional w/o MI                                        70.31%
 Conventional w/MI                                          29.69%
GEOGRAPHIC CONCENTRATION (> 5%)
------------------------------------------------------------------
California                                                  17.74%
Arizona                                                      6.99%
Georgia                                                      6.16%
Washington                                                   6.06%
North Carolina                                               6.01%
Florida                                                      5.62%
New York                                                     5.37%
------------------------------------------------------------------
PROPERTY TYPE
-------------
2-4 Family                                                   3.66%
CO-OP                                                        0.76%
Condominium                                                  3.23%
PUD                                                          6.02%
Single Family                                               85.83%
Townhouse                                                    0.50%
------------------------------------------------------------------
LOAN TYPE
---------
 Fixed Rate Balloon                                          0.53%
 Fixed Rate Fully Amortizing                                99.47%
------------------------------------------------------------------
INTEREST ONLY
-------------
NON-IO                                                      99.10%
5YR IO                                                       0.24%
10YR IO                                                      0.65%

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP I
--------------------------------------------------------------------------------

                               CONTACT INFORMATION

MBS Trading

Scott Eichel                           Tel: (212) 272-5451
Sr. Managing Director                  seichel@bear.com

Chris Scott                            Tel: (212) 272-5451
Sr. Managing Director                  cscott@bear.com

MBS Structuring

Keith Lind                             Tel: (212) 272-5451
Associate Director                     klind@bear.com

MBS Banking

Cheryl Glory                           Tel: (212) 272-1223
Managing Director                      cglory@bear.com

Ernie Calabrese                        Tel: (212) 272-9529
Managing Director                      ecalabrese@bear.com

Samantha Fong                          Tel: (212) 272-7247
Analyst                                sfong@bear.com


Syndicate

Carol Fuller                           Tel: (212) 272-4955
Managing Director                      cfuller@bear.com

Angela Ward                            Tel: (212) 272-4955
Vice-President                         award@bear.com

Rating Agencies

Fitch:            Michele Patterson    Tel: (212) 908-0779
                                       michele.patterson@fitchratings.com
                  Marissa Kimmel       Tel: (212) 908-0343
                                       marissa.kimmel@fitchratings.com


S&P:              Karen Ann Kostiw     Tel: (212) 438-2517
                                       karen_kostiw@standardandpoors.com

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

                                                                    EXHIBIT 99.2

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------





NEW ISSUE COMPUTATIONAL MATERIALS
---------------------------------


$187,054,449 (approximate +/-10%)

MORTGAGE PASS THROUGH CERTIFICATES,
SERIES 2005-SD4, GROUP II


BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of September 1, 2005.


OCTOBER 6, 2005







--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


             Certificate Information to 20% Optional Clean-Up Call





           Certificate      Ratings     CE             Pass-Through   Window     WAL      Certificate
Class         Size(1)     S&P/Fitch   Levels (1)           Rate        (mos)    (yrs)        Type
-----         -------     ---------   ----------       ------------    -----    -----     -------------
II-A-1   $144,696,000      AAA/AAA  22.84% (2)       LIBOR (3)(4)      1-53     1.904    Super Senior
II-A-2   $16,077,000       AAA/AAA  14.25% (2)       LIBOR (3)(4)      1-53     1.9.04   Senior Support
II-M-1   $11,878,000       AA/AA    7.90% (2)        LIBOR (3)(5)      40-53    3.873    Subordinate
II-M-2   $5,238,000        A/A      5.10% (2)        LIBOR (3)(5)      38-53    3.789    Subordinate
II-M-3   $2,619,000        BBB/BBB  3.70% (2)        LIBOR (3)(5)      38-53    3.758    Subordinate
II-M-4   $935,000 BBB-/BBB-         3.20% (2)        LIBOR (3)(5)      38-53    3.758    Subordinate

NOTES:   - Prepayment Pricing Speed Assumption is 30% CPR
         - Certificates will be priced to a 20% clean-up call
         - Certificates are subject to a variance of +/- 10%

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread, all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 3.00% as of the Cut-Off Date. Beginning on the distribution date in November 2005, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 3.20% of the Cut-Off Date unpaid principal balance of the mortgage loans, subject to a one month OC Holiday.

(3) The Pass-Through Rates for the Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans.

(4) On the first distribution date after the first possible optional clean-up call, the margin for the Class A Certificates will increase to 2 times its original value.

(5) On the first distribution date after the first possible optional clean-up call, the margin for the Class M Certificates will increase to 1.5 times its original value.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

THE COLLATERAL

     - Conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

     - The mortgage loans are serviced by EMC Mortgage Corp (approximately 62.24%) and Wells Fargo Home Mortgage, Inc. (approximately 37.76%).

     - As of the Cut-Off Date, no more than approximately 4.74% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

     - As of the Cut-Off Date, no more than 32.40% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

     - The mortgage loans were originated by approximately 24 originators with approximately 41.80% originated by Wells Fargo, approximately 23.44% originated by Royal Bank of Canada, approximately 14.55% originated by SunTrust and 10.43% originated by Greenpoint Mortgage. No other originator contributed more than 5%.

     - The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance (totaling approximately 44%), delinquency history (approximately 30%) or seasoned loans (approximately 26%).

     - The mortgage loans purchased from Royal Bank of Canada are generally seasoned loans (approximately 24%), loans that fall outside of their standard origination guidelines (approximately 59%), or loans with a delinquency history (approximately 17%).

     - The mortgage loans originated by Suntrust are generally loans that did not meet investor guidelines (approximately 82%), and loans with delinquency history (approximately 18%).

     - The mortgage loans originated by Greenpoint Mortgage Funding Inc. are generally loans with a delinquency history (approximately 56%), loans that fall outside of their standard origination guidelines (approximately 41%), or seasoned loans (approximately 3%).

     - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.

                                     Gross      Net             Gross      Ne      Initial    Period      Net          Mos
Loan       % of      Principal       WAC        WAC     WAM     Margin    Margin     CAP        CAP     Max Rate       to
Types      Pool      Balance         (%)        (%)   (mos.)      (%)      (%)       (%)        (%)       (%)         Roll
-----      ----      -------         ---        ---   ------      ---      ---       ---        ---       ---         ----

ARM        7.64%    $14,299,351      5.433%    4.933%   348      2.324%   1.824%   1.349%     1.029%   11.027%          3
Hybrid    90.10%   $168,540,238      5.828%    5.433%   346      3.012%   2.617%   2.952%     1.526%   10.845%          42
NegAm
 ARM       2.25%     $4,214,859      4.739%    4.239%   321      2.976%   2.476%  NO CAP      NO CAP   11.013%          1
Totals:  100.00%   $187,054,449      5.773%    5.368%   346      2.958%   2.553%   2.763%     1.454%   10.863%          38

All collateral information provided herein has been calculated using information as of September 1, 2005 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


Summary of Terms

Depositor:                              Bear Stearns Asset Backed Securities I LLC

Mortgage Loan Seller:                   EMC Mortgage Corporation

Master Servicer:                        Wells Fargo Bank, N.A.

Servicers:                              EMC Mortgage Corp (approximately 62.24%) and
                                        Wells Fargo Home Mortgage, Inc. (approximately
                                        37.76%).

Sole Manager:                           Bear, Stearns & Co. Inc.

Trustee:                                JPMorgan Chase Bank

Rating Agencies:                        Standard & Poor's Ratings Group & Fitch Ratings.

Cut-off Date:                           September 1, 2005

Settlement Date:                        On or about [October 14, 2005]

Distribution Date:                      25th day of each month (or the next
                                        business day), commencing October, 2005

Optional Call:                          20% clean-up call

Registration:                           The Certificates will be available in book-entry
                                        form through DTC.

Denominations:                          The Certificates are issuable in minimum
                                        denominations of an original amount of $25,000
                                        and multiples of $1,000 in excess thereof.

Federal Tax Aspects:                    REMIC (one or more)

ERISA Considerations:                   The Class A Certificates generally may be
                                        purchased by, on behalf of, or with plan assets
                                        of, a Plan, in reliance on the underwriter's
                                        exemption.

SMMEA Eligibility:                      None of the Certificates will be 'mortgage
                                        related securities' for purposes of the
                                        Secondary Mortgage Market Enhancement Act of
                                        1984.

P&I Advances:                           Each servicer will be obligated to advance, or
                                        cause to be advanced, cash advances with respect
                                        to delinquent payments of principal and interest
                                        on the mortgage loans to the extent specified in
                                        its related servicing agreement. The servicers
                                        are generally not obligated to make such
                                        advances if such cash advances might not be
                                        repaid from future payments on the related
                                        mortgage loans. These cash advances are only
                                        intended to maintain a regular flow of scheduled
                                        interest and principal payments on the
                                        Certificates and are not intended to guarantee
                                        or insure against losses. The Master Servicer
                                        will be obligated to back-stop each servicer's
                                        obligation.

Net Mortgage Rate:                      On any mortgage loan, the then applicable
                                        mortgage rate thereon minus the sum of (1) the
                                        Servicing Fee Rate (ranging from 0.25% to 0.50%)
                                        and (2) the Master Servicing Fee Rate (0.0125%).

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

                                     Page 3


BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

Interest Payments:                      On each Distribution Date holders of the
                                        Certificates will be entitled to receive the
                                        interest that has accrued on the Certificates at
                                        the related pass-through rate during the related
                                        accrual period, and any interest due on a prior
                                        Distribution Date that was not paid.

                                        The "accrual period" for the Certificates will
                                        be the period from and including the preceding
                                        distribution date (or from the settlement date
                                        with respect to the first distribution date) to
                                        and including the day prior to the current
                                        distribution date.

                                        The trustee will calculate interest on the Certificates on an actual/360 basis.

Principal Payments:                     The Class M Certificates will not receive any
                                        principal payments until the Stepdown Date or
                                        during a Trigger Event, unless the principal
                                        balance of the Class A Certificates is equal to
                                        zero.

                                        After the Stepdown Date, so long as a Trigger
                                        Event is not in effect, principal will be paid
                                        to the Class A and Class M Certificates as
                                        described under the "Priority of Payments."

Credit Enhancement:                     Subordination: Initially, [22.64]% for the Class
                                        A-1 Certificates, [14.05]% for the Class A-2
                                        Certificates, [7.70]% for the Class M-1
                                        Certificates, [4.90]% for the Class M-2
                                        Certificates, [3.50]% for the Class M-3
                                        Certificates, and [3.00]% for the Class M-4
                                        Certificates.

                                        o Overcollateralization ("OC")

                                            Initial (% Orig.)          [3.00]%
                                            OC Target (% Orig.)        [3.20]%(1)
                                            Stepdown (% Current)       [6.40]%
                                            OC Floor (% Orig.)          0.50%

                                        (1) OC Target subject to a one month OC Holiday.

                                        o Excess spread, which will initially be equal
                                          to approximately [115] bps per annum (before
                                          losses), is expected to be available to cover
                                          losses and to build additional OC commencing
                                          on the November 2005 Distribution Date.

Interest Distribution Amount:           For any distribution date and each class of
                                        offered certificates, the amount of interest
                                        accrued during the related Accrual Period at the
                                        related Pass-Through Rate (as reduced by the
                                        interest rate cap) on the Certificate Principal
                                        Balance of such Class immediately prior to such
                                        distribution date, in each case, reduced by any
                                        prepayment interest shortfalls to the extent not
                                        covered by compensating interest payable by the
                                        Master Servicer.

Principal Remittance Amount:            With respect to any distribution date, the
                                        principal portion of all scheduled or
                                        unscheduled collections received or advanced on
                                        each mortgage loan.

Principal Distribution Amount:          With respect to any distribution date,
                                        the Basic Principal Distribution Amount plus the
                                        Extra Principal Distribution Amount.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

                                     Page 4


BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


Basic Principal Distribution Amount:    With respect to any distribution date,
                                        the excess of (i) the Principal
                                        Remittance Amount for such distribution
                                        date over (ii) the Overcollateralization
                                        Release Amount, if any, for such
                                        distribution date.

Extra Principal Distribution Amount:    With respect to any distribution date,
                                        the lesser of (x) the Net Monthly Excess
                                        Cash-flow for such distribution date and
                                        (y) the Overcollateralization Deficiency
                                        Amount for such distribution date. Net

Monthly Excess Cash-flow:               For any distribution date, the excess of (x)
                                        available funds for such distribution
                                        date over (y) the sum for such
                                        distribution date of (A) the Interest
                                        Distribution Amounts for the
                                        certificates, (B) the Interest Carry
                                        Forward Amounts for the Class A
                                        Certificates and (C) the Principal
                                        Distribution Amount.

Basis Risk Carry Forward Amount:        For any distribution date for the
                                        Offered Certificates, the sum of (i) if
                                        on such distribution date the
                                        Pass-Through Rate for the related
                                        Certificates is based on the Net Rate
                                        Cap, the excess of (a) the Interest
                                        Distribution Amount that would have been
                                        payable had the Pass-Through Rate for
                                        the related Certificates been calculated
                                        at the LIBOR-based rate over (b)
                                        interest calculated at the Net Rate Cap
                                        plus any amounts paid under the Yield
                                        Maintenance Agreement plus (ii) any such
                                        amounts remaining unpaid from prior
                                        distribution dates. Stepdown Date: The
                                        earlier to occur of (i) the distribution
                                        date on which the aggregate Certificate
                                        Principal Balance of the Class A
                                        Certificates has been reduced to zero
                                        and (ii) the later to occur of (x) the
                                        distribution date occurring in October
                                        2008 and (y) the first distribution date
                                        for which the aggregate Certificate
                                        Principal Balance of the Class M
                                        Certificates and the
                                        Overcollateralization Amount divided by
                                        the aggregate Stated Principal Balance
                                        of the mortgage loans is greater than or
                                        equal to [28.50]%.

Trigger Event:                          If either the Delinquency Test or the
                                        Cumulative Loss Test is violated.

Delinquency Test:                       A 'Trigger Event,' with respect to each
                                        Distribution Date after the Stepdown
                                        Date, exists if the three-month rolling
                                        average of the percent equal to the sum
                                        of the Stated Principal Balances of the
                                        mortgage loans that are 61 days or more
                                        delinquent (including loans in
                                        bankruptcy, foreclosure and REO
                                        properties) over the sum of the Stated
                                        Principal Balances of the mortgage loans
                                        as of the last day of the related due
                                        period, equals or exceeds [48.00]% of
                                        the aggregate amount of the Class M
                                        Certificates plus the
                                        Overcollateralization Amount as a
                                        percentage of the aggregate Stated
                                        Principal Balance of the mortgage loans.

Cumulative Loss Test:                   The Cumulative Loss Test is violated on any
                                        Distribution Date if the aggregate
                                        amount of realized losses incurred since
                                        the Cut-off Date through the last day of
                                        the related Due Period divided by the
                                        aggregate principal balance of the
                                        Mortgage Loans as of the Cut-off Date
                                        exceeds the applicable percentages set
                                        forth below with respect to such
                                        Distribution Date:

                                        Distribution Date Occurring in               Percentage
                                        -----------------------------------          ----------
                                        October 2008 through September 2009           [1.25]%
                                        October 2009 through September 2010           [1.75]%
                                        October 2010 through September 2011           [2.25]%
                                        October 2011 and thereafter                   [2.25]%

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.


                                     Page 5

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

PRIORITY OF PAYMENTS:
--------------------                On each Distribution Date, distributions on
                                    the Certificates, to the extent of available
                                    funds, will be made according to the
                                    following priority:

                                        INTEREST DISTRIBUTIONS:

                                        1)  To the holders of the Class A
                                            Certificates, on a pro rata basis,
                                            the Interest Distribution Amount and
                                            Interest Carry Forward Amount;
                                        2)  To the holders of the Class M-1,
                                            Class M-2, Class M-3 and Class M-4
                                            Certificates, sequentially, the
                                            Interest Distribution Amount for
                                            each such class;

                                        PRINCIPAL DISTRIBUTIONS:

                                        Prior to the Stepdown Date or on which a Trigger Event is in effect
                                        1)   To the holders of the Class A
                                             Certificates, on a pro rata basis,
                                             until the Certificate Principal
                                             Balance of each such class has been
                                             reduced to zero;
                                        2)  To the holders of the Class M-1,
                                            Class M-2, Class M-3 and Class M-4
                                            Certificates, sequentially, any
                                            remaining Principal Distribution
                                            Amount, in each case, until the
                                            Certificate Principal Balance of
                                            each such class has been reduced to
                                            zero;

                                        On or after the Stepdown Date on which a Trigger Event is not in effect
                                        1)   To the holders of the Class A
                                             Certificates, on a pro rata basis,
                                             the Class A Distribution Amount
                                             until the Certificate Principal
                                             Balance of each such class has been
                                             reduced to zero;
                                        2)  To the holders of the Class M-1
                                            Certificates, the Class M-1
                                            Principal Distribution Amount until
                                            the Certificate Principal Balance
                                            thereof has been reduced to zero;
                                        3)  To the holders of the Class M-2
                                            Certificates, the Class M-2
                                            Principal Distribution Amount until
                                            the Certificate Principal Balance
                                            thereof has been reduced to zero;
                                        4)  To the holders of the Class M-3
                                            Certificates, the Class M-3
                                            Principal Distribution Amount until
                                            the Certificate Principal Balance
                                            thereof has been reduced to zero;
                                        5)  To the holders of the Class M-4
                                            Certificates, the Class M-4
                                            Principal Distribution Amount until
                                            the Certificate Principal Balance
                                            thereof has been reduced to zero.

                                        NET MONTHLY EXCESS CASHFLOW:

                                        1)  Payment of any Basis Risk Carry
                                            Forward Amount to the holders of the
                                            Class A Certificates to the extent
                                            not previously reimbursed.
                                        2)  Payment of Interest Carry Forward
                                            Amounts to the holders of the Class
                                            M-1 Certificates, the Class M-2
                                            Certificates, the Class M-3
                                            Certificates, and the Class M-4
                                            Certificates, in that order, to the
                                            extent not previously reimbursed;
                                        3)  Payment of any allocated realized
                                            loss amount to the holders of the
                                            Class M-1 Certificates;
                                        4)  Payment of any allocated realized
                                            loss amount to the holders of the
                                            Class M-2 Certificates;
                                        5)  Payment of any allocated realized
                                            loss amount to the holders of the
                                            Class M-3 Certificates;
                                        6)  Payment of any allocated realized
                                            loss amount to the holders of the
                                            Class M-4 Certificates;

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

                                     Page 6

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

                                        7)  Payment of the Basis Risk Carry
                                            Forward Amount, if any, due to each
                                            such class in the following manner
                                            and order of priority: first, to the
                                            holders of the Class M-1
                                            Certificates, second, to the holders
                                            of the Class M-2 Certificates,
                                            third, to the holders of the Class
                                            M-3 Certificates, and fourth, to the
                                            holders of the Class M-4
                                            Certificates; and
                                        8)  To the holders of the Class B-IO
                                            Certificates and the Class R
                                            Certificates, as provided in the
                                            pooling and servicing agreement.

CLASS A PRINCIPAL DISTRIBUTION      For any applicable distribution date, an
AMOUNT:                             amount equal to the excess (if any) of
                                    (A) the Certificate Principal Balance of the
                                    Class A Certificates immediately prior to
                                    such distribution date over (B) the lesser
                                    of (x) [71.5]% of the aggregate Stated
                                    Principal Balance of the mortgage loans, as
                                    of the last day of the related due period
                                    (after reduction for Realized Losses
                                    incurred during the related Prepayment
                                    Period) and (y) the aggregate Stated
                                    Principal Balance of the mortgage loans, as
                                    of the last day of the related due period
                                    (after reduction for Realized Losses
                                    incurred during the related Prepayment
                                    Period) less the Overcollateralization
                                    Floor.

CLASS M-1 PRINCIPAL DISTRIBUTION    For any applicable distribution date, an
AMOUNT:                             amount equal to the excess (if any) of (A)
                                    the sum of (1) the Certificate Principal
                                    Balance of the Class A Certificates (after
                                    taking into account the payment of the Class
                                    A Principal Distribution Amount for that
                                    distribution date) and (2) the Certificate
                                    Principal Balance of the Class M-1
                                    Certificates immediately prior to such
                                    distribution date over (B) the lesser of (x)
                                    [84.20]% of the aggregate Stated Principal
                                    Balance of the mortgage loans as of the last
                                    day of the related due period (after
                                    reduction for Realized Losses incurred
                                    during the related Prepayment Period) and
                                    (y) the aggregate Stated Principal Balance
                                    of the mortgage loans as of the last day of
                                    the related due period (after reduction for
                                    Realized Losses incurred during the related
                                    Prepayment Period) less the
                                    Overcollateralization Floor.

CLASS M-2 PRINCIPAL DISTRIBUTION    For any applicable distribution date, an
AMOUNT:                             amount equal to the excess (if any) of
                                    (A) the sum of (1) the Certificate Principal
                                    Balance of the Class A and Class M-1
                                    Certificates (after taking into account the
                                    payment of the Class A and Class M-1
                                    Principal Distribution Amounts for that
                                    distribution date) and (2) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates immediately prior to such
                                    distribution date over (B) the lesser of (x)
                                    [89.80]% of the aggregate Stated Principal
                                    Balance of the mortgage loans as of the last
                                    day of the related due period (after
                                    reduction for Realized Losses incurred
                                    during the related Prepayment Period) and
                                    (y) the aggregate Stated Principal Balance
                                    of the mortgage loans as of the last day of
                                    the related due period (after reduction for
                                    Realized Losses incurred during the related
                                    Prepayment Period) less the
                                    Overcollateralization Floor.

CLASS M-3 PRINCIPAL DISTRIBUTION    For any applicable distribution date, an
AMOUNT:                             amount equal to the excess (if any) of
                                    (A) the sum of (1) the Certificate Principal
                                    Balance of the Class A, Class M-1 and Class
                                    M-2 Certificates (after taking into account
                                    the payment of the Class A, Class M-1 and
                                    Class M-2 Principal Distribution Amounts for
                                    that distribution date) and (2) the
                                    Certificate Principal Balance of the Class
                                    M-3 Certificates immediately prior to such
                                    distribution date over (B) the lesser of (x)
                                    [92.60]% of the aggregate Stated Principal
                                    Balance of the mortgage loans as of the last
                                    day of the related due period (after
                                    reduction for Realized Losses incurred
                                    during the related Prepayment Period) and
                                    (y) the aggregate Stated Principal Balance
                                    of the mortgage loans as of the last day of
                                    the related due period (after reduction for
                                    Realized Losses incurred during the related
                                    Prepayment

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

                                     Page 7

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

                                    Period) less the Overcollateralization
                                    Floor.


CLASS M-4 PRINCIPAL DISTRIBUTION    For any applicable distribution date, an
AMOUNT:                             amount equal to the excess (if any) of
                                    (A) the sum of (1) the Certificate Principal
                                    Balance of the Class A, Class M-1, Class M-2
                                    and Class M-3 Certificates (after taking
                                    into account the payment of the Class A,
                                    Class M-1, Class M-2 and Class M-3 Principal
                                    Distribution Amounts for that distribution
                                    date) and (2) the Certificate Principal
                                    Balance of the Class M-4 Certificates
                                    immediately prior to such distribution date
                                    over (B) the lesser of (x) [93.60]% of the
                                    aggregate Stated Principal Balance of the
                                    mortgage loans as of the last day of the
                                    related due period (after reduction for
                                    Realized Losses incurred during the related
                                    Prepayment Period) and (y) the aggregate
                                    Stated Principal Balance of the mortgage
                                    loans as of the last day of the related due
                                    period (after reduction for Realized Losses
                                    incurred during the related Prepayment
                                    Period) less the Overcollateralization
                                    Floor.

OVERCOLLATERALIZATION DEFICIENCY    For any distribution date, the amount, if
AMOUNT:                             any, by which the Overcollateralization
                                    Target Amount exceeds the Overcollateralized
                                    Amount on such distribution date.

OVERCOLLATERALIZATION RELEASE       For any Distribution Date, the lesser of (x)
AMOUNT:                             the Principal Remittance Amount for such
                                    Distribution Date and (y) the excess, if
                                    any, of (i) the Overcollateralized Amount
                                    for such Distribution Date (assuming 100% of
                                    the Principal Remittance Amount is applied
                                    as a principal payment on such Distribution
                                    Date) over (ii) the Overcollateralization
                                    Target Amount for such Distribution Date.

OVERCOLLATERALIZATION TARGET        With respect to any Distribution Date, (i)
AMOUNT:                             prior to the Stepdown Date, an amount
                                    equal to approximately 3.20% of the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the Cut-off Date, (ii) on or
                                    after the Stepdown Date provided a Trigger
                                    Event is not in effect, the greater of (x)
                                    6.40% of the then current aggregate
                                    outstanding principal balance of the
                                    Mortgage Loans as of the last day of the
                                    related Due Period and (y) approximately
                                    $935,272 or (iii) on or after the Stepdown
                                    Date and if a Trigger Event is in effect,
                                    the Overcollateralization Target Amount for
                                    the immediately preceding Distribution Date.
                                    As of September 1, 2005, the OC Target
                                    Amount would have been approximately $5.611
                                    million.

OVERCOLLATERALIZED AMOUNT:          For any distribution date, the amount, if
                                    any, by which (i) the aggregate principal
                                    balance of the mortgage loans exceeds (ii)
                                    the aggregate Certificate Principal Balance
                                    of the offered certificates as of such
                                    distribution date.

REALIZED LOSSES:                    Any loss on a mortgage loan attributable to
                                    the mortgagor's failure to make any payment
                                    of principal or interest as required under
                                    the mortgage note.

ALLOCATION OF LOSSES:               Any Realized Losses on the mortgage loans
                                    will be allocated on any distribution date,
                                    first, to Net Monthly Excess Cashflow,
                                    second, in reduction of the
                                    Overcollateralization Amount, third, to the
                                    Class M-4, fourth, to Class M-3 , fifth to
                                    the Class M-2 and sixth to the Class M-1
                                    Certificates. The pooling and servicing
                                    agreement does not permit the allocation of
                                    Realized Losses to the Class A Certificates.

                                    Once Realized Losses have been allocated to the Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.


                                     Page 8

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

ALLOCATED REALIZED LOSS AMOUNT:     With respect to the Class M-1, Class M-2,
                                    Class M-3 or Class M-4 Certificates and any
                                    distribution date, an amount equal to the
                                    sum of any Realized Loss allocated to that
                                    class of Certificates on that distribution
                                    date and any Allocated Realized Loss Amount
                                    for that class remaining unpaid from the
                                    previous distribution date.

INTEREST CARRY FORWARD AMOUNT:      The Interest Carry Forward Amount is the
                                    amount of interest that was due, but remains
                                    unpaid from prior distribution dates.

YIELD MAINTENANCE AGREEMENT:        The issuer may benefit from payments from
                                    the Yield Maintenance Provider pursuant to
                                    five separate Yield Maintenance Agreements
                                    purchased with respect to each Class of
                                    Certificates, which is intended to partially
                                    mitigate the interest rate risk that could
                                    result from the difference between the
                                    LIBOR-based Rate on the floating rate
                                    Certificates and the Net Rate Cap.

                                    On each Distribution Date, payments under each Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the Certificate Principal Balance of the related classes of certificates as of such Distribution Date and (b) the Notional
                                    Balance schedule (as shown herein),
                                    calculated based on 24% CPR.

                                    It is anticipated that the Yield Maintenance
                                    Agreements will include the following terms
                                    (please see next page):

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


Month    Class A     Class M-1   Class M-2   Class M-3  Class M-4
         Strike      Strike      Strike      Strike     Strike
1        5.01        4.54        4.09        3.29       3.29
2-3      5.23        4.76        4.31        3.51       3.51
4-5      5.31        4.84        4.39        3.59       3.59
6-7      5.41        4.94        4.49        3.69       3.69
8-9      5.46        4.99        4.54        3.74       3.74
10-11    5.51        5.04        4.59        3.79       3.79
12-13    5.61        5.14        4.69        3.89       3.89
14-15    5.66        5.19        4.74        3.94       3.94
16-17    6.06        5.59        5.14        4.34       4.34
18-19    6.17        5.70        5.25        4.45       4.45
20-21    6.24        5.77        5.32        4.52       4.52
22-23    6.43        5.96        5.51        4.71       4.71
24-28    6.55        6.08        5.63        4.83       4.83
29-31    6.95        6.48        6.03        5.23       5.23
32-33    7.03        6.56        6.11        5.31       5.31
34       7.29        6.82        6.37        5.57       5.57
35-37    7.38        6.91        6.46        5.66       5.66
38-40    7.61        7.14        6.69        5.89       5.89
41-43    7.65        7.18        6.73        5.93       5.93
44-45    8.22        7.75        7.30        6.50       6.50
46-47    8.52        8.05        7.60        6.80       6.80
48-49    8.56        8.09        7.64        6.84       6.84
50-51    8.89        8.42        7.97        7.17       7.17
52-54    8.97        8.50        8.05        7.25       7.25
55-57    9.53        9.06        8.61        7.81       7.81
58-64    9.86        9.39        8.94        8.14       8.14

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
            SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS
                              OF SEPTEMBER 1, 2005.
--------------------------------------------------------------------------------

----------------------------------------------------
LOAN CHARACTERISTIC                       ARMS POOL
----------------------------------------------------
 Expected Pool Balance                 $187,054,449
 Average Balance                           $237,379
 % Conforming Balances                       57.20%
 WA Gross WAC                                5.773%
 Range of Gross WAC                1.000% - 10.900%
 WA Net WAC (%)                              5.368%
 WAM (mos)                                      346
 WA Age (mos)                                    14
 WA Orig. Term (mos)                            360
Fixed Rate Balloon                            0.00%
Fixed Rate Fully Amortizing                   0.00%
 First Lien / Second Lien          100.00% /  0.00%
----------------------------------------------------
CURRENT BALANCE
---------------
$0 - $49,999                                  0.61%
$50,000 - $99,999                             5.77%
$100,000 - $149,999                          11.40%
$150,000 - $199,999                          13.47%
$200,000 - $249,999                           9.93%
$250,000 - $299,999                           9.01%
$300,000 - $349,999                           5.75%
$350,000 - $399,999                           5.63%
$400,000 - $449,999                           4.08%
$450,000 - $499,999                           4.40%
$500,000 - $549,999                           3.89%
$550,000 - $599,999                           2.16%
$600,000 - $649,999                           3.72%
$650,000 - $699,999                           1.44%
$700,000 - $749,999                           1.15%
$750,000 - $799,999                           0.84%
$800,000 - $849,999                           0.44%
$850,000.- $899,999                           0.95%
$950,000 - $999,999                           4.74%
$1,000,000 - $1,049,999                       5.48%
$1,500,000 - $1,549,999                       3.82%
$2,350,000 -  $2,399,999                      1.34%
----------------------------------------------------
INTEREST RATE
-------------
Up to 5.999%                                 69.95%
6.000% - 6.999%                              16.71%
7.000% - 7.999%                               7.21%
8.000% - 8.999%                               3.73%
9.000% - 9.999%                               1.80%
10.000% - 10.999%                             0.61%
----------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
            SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS
                              OF SEPTEMBER 1, 2005.
--------------------------------------------------------------------------------

---------------------------------------------------
LOAN CHARACTERISTIC                      ARMS POOL
---------------------------------------------------
AGE (MONTHS)
-----------
0 - 12                                      59.63%
13 - 24                                     28.16%
25 - 36                                     10.07%
37 - 48                                      1.19%
49 - 60                                      0.18%
61 - 72                                      0.09%
73 - 84                                      0.00%
85 - 96                                      0.00%
97 and Greater                               0.67%
---------------------------------------------------
ORIGINAL TERM
-------------
1-15 Years                                   0.01%
16-30 Years                                 99.74%
31+ Years                                    0.25%
---------------------------------------------------
CREDIT SCORE
------------
Weighted Average                               620
Not Available                                1.46%
Up to 549                                   14.80%
550 to 599                                   7.16%
600 to 649                                  13.57%
650 to 699                                  21.87%
700 to 749                                  22.68%
750 to 799                                  18.17%
800 and above                                0.28%
---------------------------------------------------
 CURRENT LTV
------------
 Weighted Average                           75.46%
 % LTV's > 80%                              24.63%
 % of LTV's > 80% with MI
Insurance                                   17.45%
---------------------------------------------------
ORIGINAL LTV
------------
Weighted Average                            75.52%
10.01% - 20.00%                              0.07%
20.01% - 30.00%                              0.30%
30.01% - 40.00%                              2.27%
40.01% - 50.00%                              4.69%
50.01% - 60.00%                              7.58%
60.01% - 70.00%                             11.98%
70.01% - 80.00%                             50.39%
80.01% - 90.00%                             12.57%
90.01% - 100.00%                             9.92%
100.01% and above                            0.23%
---------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
            SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS
                              OF SEPTEMBER 1, 2005.
--------------------------------------------------------------------------------

--------------------------------------------------
LOAN CHARACTERISTIC                     ARMS POOL
--------------------------------------------------
OCCUPANCY STATUS                            9.01%
----------------
 Investor Property
 Owner Occupied                            87.07%
 Second Home                                3.91%
--------------------------------------------------
LOAN PURPOSE                               29.11%
------------
 Cash-Out Refi
 Purchase                                  46.34%
 Rate/Term Refi                            24.55%
--------------------------------------------------
INSURANCE
---------
 Conventional w/o MI                       81.90%
 Conventional w/MI                         18.10%
--------------------------------------------------
GEOGRAPHIC CONCENTRATION
------------------------
(> 5%)
California                                 16.34%
Georgia                                    13.10%
Colorado                                    8.70%
Florida                                     8.45%
--------------------------------------------------
PROPERTY TYPE
-------------
2-4 Family                                  3.78%
CO-OP                                       0.98%
Condominium                                10.83%
PUD                                        10.41%
Single Family                              73.50%
Townhouse                                   0.50%
--------------------------------------------------
LOAN TYPE
---------
1 MO LIBOR                                  2.09%
1 YR LIBOR                                 24.71%
1 YR TREASURY                              29.18%
6 MO LIBOR                                 42.30%
COFI                                        0.62%
MTA                                         1.10%
--------------------------------------------------
INTEREST ONLY
-------------
NON-IO                                     50.21%
2YR IO                                      0.23%
3YR IO                                      6.30%
5YR IO                                     19.01%
7YR IO                                      2.72%
10YR IO                                    21.53%
--------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


AVAILABLE FUNDS CAP

--------------------------------------------------------------------------------
          Distribution  Class       Class      Class       Class       Classes
Period    Date          A-1         A-2        M-1         M-2         M-3 & M-4
--------------------------------------------------------------------------------
        1    25-Oct-05        4.25       4.33        4.73        5.18       5.98
        2    25-Nov-05       11.50      11.50       11.50       11.50      11.50
        3    25-Dec-05       11.50      11.50       11.50       11.50      11.50
        4    25-Jan-06       11.50      11.50       11.50       11.50      11.50
        5    25-Feb-06       11.50      11.50       11.50       11.50      11.50
        6    25-Mar-06       11.50      11.50       11.50       11.50      11.50
        7    25-Apr-06       11.50      11.50       11.50       11.50      11.50
        8    25-May-06       11.50      11.50       11.50       11.50      11.50
        9    25-Jun-06       11.50      11.50       11.50       11.50      11.50
       10    25-Jul-06       11.50      11.50       11.50       11.50      11.50
       11    25-Aug-06       11.50      11.50       11.50       11.50      11.50
       12    25-Sep-06       11.50      11.50       11.50       11.50      11.50
       13    25-Oct-06       11.50      11.50       11.50       11.50      11.50
       14    25-Nov-06       11.50      11.50       11.50       11.50      11.50
       15    25-Dec-06       11.50      11.50       11.50       11.50      11.50
       16    25-Jan-07       11.50      11.50       11.50       11.50      11.50
       17    25-Feb-07       11.50      11.50       11.50       11.50      11.50
       18    25-Mar-07       11.50      11.50       11.50       11.50      11.50
       19    25-Apr-07       11.50      11.50       11.50       11.50      11.50
       20    25-May-07       11.50      11.50       11.50       11.50      11.50
       21    25-Jun-07       11.50      11.50       11.50       11.50      11.50
       22    25-Jul-07       11.50      11.50       11.50       11.50      11.50
       23    25-Aug-07       11.50      11.50       11.50       11.50      11.50
       24    25-Sep-07       11.50      11.50       11.50       11.50      11.50
       25    25-Oct-07       11.50      11.50       11.50       11.50      11.50
       26    25-Nov-07       11.50      11.50       11.50       11.50      11.50
--------------------------------------------------------------------------------

   (1) Assumes Indices at 12%, no losses and run at the pricing speed to call.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


AVAILABLE FUNDS CAP (CONTINUED)

--------------------------------------------------------------------------------
          Distribution  Class       Class      Class       Class       Classes
Period    Date          A-1         A-2        M-1         M-2         M-3 & M-4
--------------------------------------------------------------------------------
       27    25-Dec-07       11.50      11.50       11.50       11.50      11.50
       28    25-Jan-08       11.50      11.50       11.50       11.50      11.50
       29    25-Feb-08       11.50      11.50       11.50       11.50      11.50
       30    25-Mar-08       11.50      11.50       11.50       11.50      11.50
       31    25-Apr-08       11.50      11.50       11.50       11.50      11.50
       32    25-May-08       11.50      11.50       11.50       11.50      11.50
       33    25-Jun-08       11.50      11.50       11.50       11.50      11.50
       34    25-Jul-08       11.50      11.50       11.50       11.50      11.50
       35    25-Aug-08       11.50      11.50       11.50       11.50      11.50
       36    25-Sep-08       11.50      11.50       11.50       11.50      11.50
       37    25-Oct-08       11.50      11.50       11.50       11.50      11.50
       38    25-Nov-08       11.50      11.50       11.50       11.50      11.50
       39    25-Dec-08       11.50      11.50       11.50       11.50      11.50
       40    25-Jan-09       11.50      11.50       11.50       11.50      11.50
       41    25-Feb-09       11.50      11.50       11.50       11.50      11.50
       42    25-Mar-09       11.50      11.50       11.50       11.50      11.50
       43    25-Apr-09       11.50      11.50       11.50       11.50      11.50
       44    25-May-09       11.50      11.50       11.50       11.50      11.50
       45    25-Jun-09       11.50      11.50       11.50       11.50      11.50
       46    25-Jul-09       11.50      11.50       11.50       11.50      11.50
       47    25-Aug-09       11.50      11.50       11.50       11.50      11.50
       48    25-Sep-09       11.50      11.50       11.50       11.50      11.50
       49    25-Oct-09       11.50      11.50       11.50       11.50      11.50
       50    25-Nov-09       11.50      11.50       11.50       11.50      11.50
       51    25-Dec-09       11.50      11.50       11.50       11.50      11.50
       52    25-Jan-10       11.50      11.50       11.50       11.50      11.50
       53    25-Feb-10       11.50      11.50       11.50       11.50      11.50
       54    25-Mar-10       11.50      11.50       11.50       11.50      11.50
       55    25-Apr-10       11.50      11.50       11.50       11.50      11.50
       56    25-May-10       11.50      11.50       11.50       11.50      11.50
       57    25-Jun-10       11.50      11.50       11.50       11.50      11.50
       58    25-Jul-10       11.50      11.50       11.50       11.50      11.50
       59    25-Aug-10       11.50      11.50       11.50       11.50      11.50
       60    25-Sep-10       11.50      11.50       11.50       11.50      11.50
       61    25-Oct-10       11.50      11.50       11.50       11.50      11.50
       62    25-Nov-10       11.50      11.50       11.50       11.50      11.50
       63    25-Dec-10       11.50      11.50       11.50       11.50      11.50
--------------------------------------------------------------------------------

   (1) Assumes Indices at 12%, no losses and run at the pricing speed to call.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------


NOTIONAL BALANCE SCHEDULE
(24% CPR)

--------------------------------------------------------------------------------
               Class          Class          Class         Class         Class
Date           A              M-1            M-2           M-3           M-4
--------------------------------------------------------------------------------
  25-Sep-05     160,773,000    11,878,000     5,238,000     2,619,000    935,000
  25-Oct-05     156,441,699    11,878,000     5,238,000     2,619,000    935,000
  25-Nov-05     151,935,278    11,878,000     5,238,000     2,619,000    935,000
  25-Dec-05     147,708,119    11,878,000     5,238,000     2,619,000    935,000
  25-Jan-06     143,672,318    11,878,000     5,238,000     2,619,000    935,000
  25-Feb-06     139,729,737    11,878,000     5,238,000     2,619,000    935,000
  25-Mar-06     135,877,884    11,878,000     5,238,000     2,619,000    935,000
  25-Apr-06     132,115,136    11,878,000     5,238,000     2,619,000    935,000
  25-May-06     128,439,677    11,878,000     5,238,000     2,619,000    935,000
  25-Jun-06     124,848,744    11,878,000     5,238,000     2,619,000    935,000
  25-Jul-06     121,340,501    11,878,000     5,238,000     2,619,000    935,000
  25-Aug-06     117,913,040    11,878,000     5,238,000     2,619,000    935,000
  25-Sep-06     114,565,162    11,878,000     5,238,000     2,619,000    935,000
  25-Oct-06     111,294,386    11,878,000     5,238,000     2,619,000    935,000
  25-Nov-06     108,099,197    11,878,000     5,238,000     2,619,000    935,000
  25-Dec-06     104,977,604    11,878,000     5,238,000     2,619,000    935,000
  25-Jan-07     101,930,610    11,878,000     5,238,000     2,619,000    935,000
  25-Feb-07      98,951,886    11,878,000     5,238,000     2,619,000    935,000
  25-Mar-07      96,041,770    11,878,000     5,238,000     2,619,000    935,000
  25-Apr-07      93,198,942    11,878,000     5,238,000     2,619,000    935,000
  25-May-07      90,421,516    11,878,000     5,238,000     2,619,000    935,000
  25-Jun-07      87,707,997    11,878,000     5,238,000     2,619,000    935,000
  25-Jul-07      85,057,000    11,878,000     5,238,000     2,619,000    935,000
  25-Aug-07      82,463,693    11,878,000     5,238,000     2,619,000    935,000
  25-Sep-07      79,929,487    11,878,000     5,238,000     2,619,000    935,000
  25-Oct-07      77,453,583    11,878,000     5,238,000     2,619,000    935,000
  25-Nov-07      75,034,660    11,878,000     5,238,000     2,619,000    935,000
  25-Dec-07      72,671,582    11,878,000     5,238,000     2,619,000    935,000
  25-Jan-08      70,362,967    11,878,000     5,238,000     2,619,000    935,000
  25-Feb-08      68,105,588    11,878,000     5,238,000     2,619,000    935,000
  25-Mar-08      65,900,106    11,878,000     5,238,000     2,619,000    935,000
  25-Apr-08      63,745,233    11,878,000     5,238,000     2,619,000    935,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

NOTIONAL BALANCE SCHEDULE (CONTINUED)
(24% CPR)

--------------------------------------------------------------------------------
               Class            Class         Class       Class        Class
Date           A                M-1           M-2         M-3          M-4
--------------------------------------------------------------------------------
  25-May-08       61,640,110    11,878,000   5,238,000    2,619,000     935,000
  25-Jun-08       59,583,596    11,878,000   5,238,000    2,619,000     935,000
  25-Jul-08       57,574,638    11,878,000   5,238,000    2,619,000     935,000
  25-Aug-08       55,612,124    11,878,000   5,238,000    2,619,000     935,000
  25-Sep-08       53,695,006    11,878,000   5,238,000    2,619,000     935,000
  25-Oct-08       53,695,006    11,878,000   4,900,261    2,197,583     784,552
  25-Nov-08       53,695,006    10,842,876   4,292,719    2,146,360     766,264
  25-Dec-08       53,525,815     9,507,485   4,192,642    2,096,321     748,400
  25-Jan-09       52,277,738     9,285,797   4,094,881    2,047,441     730,950
  25-Feb-09       51,058,486     9,069,228   3,999,378    1,999,689     713,902
  25-Mar-09       49,867,457     8,857,672   3,906,086    1,953,043     697,249
  25-Apr-09       48,704,399     8,651,085   3,814,984    1,907,492     680,987
  25-May-09       47,569,203     8,449,446   3,726,065    1,863,032     665,115
  25-Jun-09       46,454,693     8,251,482   3,638,766    1,819,383     649,532
  25-Jul-09       45,366,060     8,058,114   3,553,494    1,776,747     634,310
  25-Aug-09       44,299,298     7,868,632   3,469,935    1,734,968     619,395
  25-Sep-09       43,257,006     7,683,495   3,388,293    1,694,147     604,821
  25-Oct-09       42,238,991     7,502,671   3,308,553    1,654,276     590,587
  25-Nov-09       41,241,865     7,325,557   3,230,449    1,615,224     576,646
  25-Dec-09       40,267,447     7,152,477   3,154,123    1,577,062     563,021
  25-Jan-10       39,315,794     6,983,440   3,079,581    1,539,790     549,715
  25-Feb-10       38,386,098     6,818,304   3,006,758    1,503,379     536,716
  25-Mar-10       37,478,136     6,657,028   2,935,638    1,467,819     524,021
  25-Apr-10       36,591,334     6,499,510   2,866,176    1,433,088     511,622
  25-May-10       35,725,039     6,345,635   2,798,319    1,399,160     499,509
  25-Jun-10       34,878,771     6,195,317   2,732,032    1,366,016     487,677
  25-Jul-10       34,052,311     6,048,518   2,667,296    1,333,648     476,121
  25-Aug-10       33,245,199     5,905,155   2,604,075    1,302,037     464,836
  25-Sep-10       32,456,985     5,765,149   2,542,335    1,271,167     453,815
  25-Oct-10       31,687,231     5,628,422   2,482,040    1,241,020     443,052
  25-Nov-10       30,935,509     5,494,898   2,423,158    1,211,579     432,542
  25-Dec-10       30,201,399     5,364,502   2,365,656    1,182,828     422,277
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.

BEAR STEARNS               COMPUTATIONAL MATERIALS FOR
                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                           MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2005-SD4,
                           GROUP II
--------------------------------------------------------------------------------

                               CONTACT INFORMATION

MBS Trading

Scott Eichel                                 Tel: (212) 272-5451
Sr. Managing Director                        seichel@bear.com
                                             ----------------

Paul Van Lingen                              Tel: (212) 272-5451
Managing Director                            pvanlingen@bear.com

MBS Structuring

Mark Michael                                 Tel: (212) 272-5451
Managing  Director                           mmichael@bear.com

MBS Banking

Cheryl Glory                                 Tel: (212) 272-1223
Managing Director                            cglory@bear.com

Ernie Calabrese                              Tel: (212) 272-9529
Managing Director                            ecalabrese@bear.com

Samantha Fong                                Tel: (212) 272-7247
Analyst                                      sfong@bear.com


Syndicate

Carol Fuller                                 Tel: (212) 272-4955
Managing Director                            cfuller@bear.com

Angela Ward                                  Tel: (212) 272-4955
Vice-President                               award@bear.com

Rating Agencies

Fitch:            Michele Patterson          Tel: (212) 908-0779
                                             michele.patterson@fitchratings.com
                  Marissa Kimmel             Tel: (212) 908-0343
                                             marissa.kimmel@fitchratings.com


S&P:              Karen Ann Kostiw           Tel: (212) 438-2517
                                             karen_kostiw@standardandpoors.com

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statementfrom your sales representative.